Exhibit 99.1

Terran Orbital Receives NYSE Continued Listing Standards Notice

BOCA RATON, Fla., Oct. 20, 2023 – Terran Orbital Corporation (NYSE: LLAP), a global leader in satellite-based solutions primarily serving the aerospace and defense industries (the “Company”), today announced that, on October 20, 2023, it received written notice from the New York Stock Exchange (the “NYSE”) that it is not in compliance with Section 802.01C of the NYSE Listed Company Manual because the average closing price of the Company’s common stock was less than $1.00 per share over a consecutive 30 trading-day period. The NYSE notice does not result in the immediate delisting of the Company’s common stock from the NYSE.

In accordance with applicable NYSE rules, the Company plans to notify the NYSE that it intends to cure the stock price deficiency and return to compliance with the applicable NYSE continued listing standards. The Company can regain compliance at any time within a six-month cure period following its receipt of the NYSE notice if, on the last trading day of any calendar month during such cure period, the Company has both: (i) a closing share price of at least $1.00 and (ii) an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of the applicable calendar month. The Company intends to remain listed on the NYSE and is considering all available options to regain compliance with the NYSE’s continued listing standards, including, but not limited to, a reverse stock split, subject to stockholder approval. Section 802.01C provides for an exception to the six-month cure period if the action required to cure the price condition requires stockholder approval, in which case, the action needs to be approved by no later than the Company’s next annual stockholder’s meeting.

The NYSE notice has no immediate impact on the listing of the Company’s common stock, which will continue to be listed and traded on the NYSE during such cure period, subject to the Company’s compliance with other NYSE continued listing standards. Furthermore, the Notice is not anticipated to impact the ongoing business operations of the Company or its reporting requirements with the U.S. Securities and Exchange Commission.

About Terran Orbital

Terran Orbital is a leading manufacturer of satellite products primarily serving the aerospace and defense industries. Terran Orbital provides end-to-end satellite solutions by combining satellite design, production, launch planning, mission operations, and on-orbit support to meet the needs of the most demanding military, civil, and commercial customers. Learn more at www.terranorbital.com.

Forward-Looking Statements

This press release contains “forward-looking statements” for purposes of the federal securities laws. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements under the US securities laws. All statements, other than statements of present or historical facts, contained in this press release, regarding the listing of our common stock on the NYSE and expectations, plans and objectives of management are forward-looking statements. Forward-looking statements are typically identified by such words as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook, “estimate,” “will,” “should,” “would” and “could” and other similar words and expressions. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by the forward-looking statements, including, but not limited to: our ability to implement business plans, forecasts, and other expectations; our ability to finance and invest in growth initiatives; the ability to get the stockholder approval to effectuate a reverse stock-split, if necessary; and the other risks disclosed in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 23, 2023, the prospectus dated April 18, 2023 related to our Registration Statement on Form S-3, as amended (File No. 333-271093), which was declared effective by the SEC on April 18, 2023, and in our Quarterly Report on Form 10-Q filed with the SEC on August 14, 2023.

These forward-looking statements are based on management’s current expectations, plans, forecasts, assumptions, and beliefs concerning future developments and their potential effects. There can be no assurance that the future developments affecting us will be those that we have anticipated, and we may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements.

Media Contact
Public Relations

pr@terranorbital.com

949-508-8484

Investor Relations Contact
Jonathan Siegmann
ir@terranorbital.com
949-202-8476